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                      AIG SUNAMERICA LIFE ASSURANCE COMPANY

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                            VARIABLE SEPARATE ACCOUNT
                                SUPPLEMENT TO THE

          POLARIS PLATINUM II VARIABLE ANNUITY PROSPECTUS (R3456PRO.7)

                                DATED MAY 1, 2007

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THE FOLLOWING IS ADDED TO THE COVER PAGE OF THE PROSPECTUS AND THE POLARIS
REWARDS SECTION:

Please note that if you purchase your contract through certain broker-dealers, the Polaris Rewards Program is not optional and must be elected. If you do not want to purchase a contract with Polaris Rewards, you should ask your financial representative about other contracts that we offer without this program.





Dated:  October 9, 2007



                Please keep this Supplement with your Prospectus



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